UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

REVOLUTION LIGHTING TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23590	59-3046866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Broad Street,
Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 504-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed in the press release of Revolution Lighting Technologies, Inc. (the “Company”) issued on October 19, 2018 and in its amended Current Report on Form 8-K/A filed on November 13, 2018 (the “November 13th Form 8-K”), Robert V. LaPenta, Sr., the Company’s Chairman and CEO, has funded and has informed the Company that he intends to continue to fund the Company through continued periodic loans to the extent consistent with what he believes to be the best interests of the Company and its stockholders.

On November 15, 2018, the Company entered into a promissory note with Mr. LaPenta (the “Note”), pursuant to which he lent the Company an additional $1 million. The Note was part of the $2.5 million in expected additional loans from Mr. LaPenta disclosed in the November 13th Form 8-K.

The Audit Committee of the Company’s Board of Directors approved the terms of the Note on November 14, 2018. Subject to specified exceptions, amounts outstanding under the Note bear interest from the date of advance at a rate per annum equal to one-month LIBOR plus 3.75%, calculated on the basis of a 360-day year and the actual number of days elapsed. The principal and interest are payable upon maturity. The Note matures on July 20, 2020. If Mr. LaPenta makes additional short-term advances to the Company that are not repaid within 90 days, the Note may be amended in the Company’s discretion to include the amount of any such advances.

The Note contains customary events of default, including nonpayment of principal or interest when due; assignment without consent of the lender; or the occurrence of certain bankruptcy, insolvency or liquidation-related events. Upon the occurrence of an event of default, any outstanding amounts under the Note may be accelerated; provided, however, that upon the occurrence of certain bankruptcy, insolvency or liquidation-related events of default, all amounts payable under the Note will automatically become immediately due and payable. The Note does not contain financial or restrictive covenants.

As previously disclosed in the November 13th Form 8-K, the Company continues to work with its existing bank lender to restructure its debt.

The foregoing description of the Note is not complete and is qualified in its entirety by reference to the full text of the Note, which is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 15, 2018, the Company received a notification from the Nasdaq Stock Market (“Nasdaq”) informing the Company that since it has not yet filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2018 (the “Quarterly Report”), the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”). The Listing Rule requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (“SEC”). The Nasdaq notification letter specifies that the Company has 60 calendar days, or until January 14, 2019, to submit a plan to regain compliance with the Listing Rule. If Nasdaq accepts a plan from the Company, Nasdaq can grant an exception of up to 180 calendar days from the Quarterly Report’s due date, or until May 8, 2019, to regain compliance. The Company’s common stock will continue to trade on the Nasdaq Capital Market pending Nasdaq’s review of the Company’s plan to regain compliance.

As previously disclosed in the Company’s Form 12b-25 filed on November 13, 2018, the Company’s Audit Committee is conducting a review to assess the accuracy of the Company’s previously filed financial statements, the current focus of which is to review the extent to which the Company incorrectly recognized revenue with respect to bill and hold transactions from 2014 until the second quarter of fiscal 2018, and whether the Company’s accounting for those transactions led to material errors in its financial statements. While the Audit Committee review is ongoing, the Company will not be able to provide financial statements for the fiscal quarter ended September 30, 2018. The Company continues to work diligently to finalize the Audit Committee review. The Company intends to submit a plan to regain compliance with the Listing Rule prior to January 14, 2019 and to file the Quarterly Report with the SEC as soon as possible.

On November 19, 2018, the Company issued a press release announcing its receipt of the Nasdaq notification letter. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Forward-looking statements

Except for statements of historical fact, the matters discussed herein are “forward-looking statements” within the meaning of the applicable securities laws and regulations. The words “estimates”, “expects,” “believes” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements, including statements regarding when the Audit Committee will complete its review, when the Company will submit its plan to Nasdaq, when the Company will file its Quarterly Report and whether the Company will regain compliance with Nasdaq’s continued listing requirements, involve risks and uncertainties that may cause actual results to differ materially from those stated here. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the ability of the parties to reach an agreement as to the debt restructuring, Mr. LaPenta’s continued willingness to provide the Company with funding, the risk that additional information may arise in the process of completing the Audit Committee’s review or in a review or audit of any revised financial statements that would require the Company to make additional or different adjustments, the time required to complete any restatement of the Company’s financial statements, the risk that Nasdaq will not approve the Company’s plan to regain compliance with the Listing Rule, and the other risks described more fully in the Company’s filings with the SEC. Forward-looking statements reflect the views of the Company’s management as of the date hereof. The Company does not undertake to revise these statements to reflect subsequent developments.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Promissory Note, dated as of November 15, 2018, between the Company and Robert V. LaPenta, Sr.

99.2	Press Release, dated November 19, 2018, of Revolution Lighting Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2018

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
James A. DePalma Chief Financial Officer